Exhibit 10.12

AMENDMENT NO. 3 TO INTERCREDITOR AGREEMENT

AMENDMENT dated as of November 30, 2007 to the Intercreditor Agreement dated as of July 31, 2007 (the “Intercreditor Agreement”) among JPMORGAN CHASE BANK, N.A., as Representative with respect to the ABL Credit Agreement, JPMORGAN CHASE BANK, N.A., as Representative with respect to the First Lien Term Loan Agreement, GOLDMAN SACHS CREDIT PARTNERS L.P., as Representative with respect to the Second Lien Term Loan Agreement and Subagent, JPMORGAN CHASE BANK, N.A., as European Collateral Agent and Representative with respect to the European Collateral and the Dutch Collateral, TOWER AUTOMOTIVE HOLDINGS USA, LLC, (the “US Borrower”), TOWER AUTOMOTIVE HOLDINGS EUROPE B.V., (the “European Borrower” and, together with the US Borrower, the “Borrowers”), and each of the other Loan Parties party hereto.

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Intercreditor Agreement to add Baarn Steel B.V. as a party thereto;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Intercreditor Agreement has the meaning assigned to such term in the Intercreditor Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Intercreditor Agreement shall, after this Amendment becomes effective, refer to the Intercreditor Agreement as amended hereby.

SECTION 2. Addition of New Party. The Intercreditor Agreement is hereby amended by adding Baarn Steel B.V., as a party thereto with the same force and effect as if originally named therein. Baarn Steel B.V. agrees to all the terms and provisions of the Intercreditor Agreement. Each reference to “European Loan Party” in the Intercreditor Agreement shall be deemed to include Baarn Steel B.V.

SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 5. Effectiveness. This Agreement shall become effective when it shall have been executed by each party hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Representative with respect to the ABL Credit Agreement

By:	/s/ Richard W. Duker
	Name:	Richard W. Duker
	Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as Representative with respect to the First Lien Term Loan Agreement

By:	/s/ Richard W. Duker
	Name:	Richard W. Duker
	Title:	Managing Director

GOLDMAN SACHS CREDIT PARTNERS L.P., as Representative with respect to the Second Lien Term Loan Agreement and as Subagent

By:	/s/ Douglas Tansey
	Name:	Douglas Tansey
	Title:	Authorized Signatory

JPMORGAN CHASE BANK, N.A., as European Collateral Agent and Representative with respect to the European Collateral and the Dutch Collateral

By:	/s/ Richard W. Duker
	Name:	Richard W. Duker
	Title:	Managing Director

TOWER AUTOMOTIVE HOLDINGS USA, LLC

By:	/s/ Mark Malcolm
Name: Mark Malcolm
Title: President & CEO

BAARN STEEL B.V.

By:	/s/ G.J. Schipper
Name: G.J. Schipper
Title: Managing Director

By:	/s/ J.C.A. van Beek
Name: J.C.A. van Beek
Title: Managing Director